$150,000,000

                                BANPONCE TRUST I

                            8.327% Capital Securities


                             UNDERWRITING AGREEMENT


                                                               January 31, 1997


CREDIT SUISSE FIRST BOSTON CORPORATION
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Ladies and Gentlemen:

         1. Introductory. BanPonce Trust I (the "Issuer"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters ("Underwriters") 150,000 of its 8.327% Capital Securities, Liquidation Amount $1,000 per Capital Security (the "Capital Securities").

         The Capital Securities will be guaranteed by BanPonce Financial Corp. (the "Corporation") and BanPonce Corporation (the "Guarantor"), to the extent set forth in the Prospectus (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantees"), pursuant to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Corporation, the Guarantor and The First National Bank of Chicago, a national banking association, as trustee (the "Guarantee Trustee"). The proceeds from the sale of the Capital Securities to the Underwriters will be aggregated with the entire proceeds from the sale by the Issuer to the Corporation of the common securities of the Issuer (the "Common Securities") and will be used by the Issuer to purchase the 8.327% Junior Subordinated Deferrable Interest Debentures (the "Debentures"), issued by the Corporation and guaranteed (the "Debenture Guarantee") by the Guarantor. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Issuer, to be dated as of the Closing Date (the "Declaration"), among the Corporation, as Depositor, the Guarantor and the trustees named therein (the "Trustees") and the holders from time to time of the Capital Securities and the Common Securities, which represent undivided beneficial interests in the assets of the Issuer. The Debentures and the Debenture Guarantees will be issued pursuant to a Junior Subordinated Indenture, to be dated as of the Closing Date (the "Indenture"), among the Guarantor, the Corporation and The First National Bank of Chicago, as trustee (the "Debenture Trustee"). The Capital Securities, the Guarantees, the Debentures and the Debenture Guarantee are collectively referred to herein as the "Securities." This Agreement, the Indenture, the Declaration, the Guarantee Agreement and the Expense Agreement (as defined herein) are referred to collectively as the "Operative Documents."

         The Issuer, the Corporation and the Guarantor, jointly and severally, hereby agree with the Underwriters as follows:

         2. Representations and Warranties. Each of the Issuer, the Corporation and the Guarantor, jointly and severally, represents and warrants to, and agrees with, the Underwriters that:

                  (a) The Guarantor, the Corporation and the Issuer have filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-3, for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), and such registration statement has become effective under the Act. Such Registration Statement (including all documents incorporated therein by reference) is hereinafter referred to as the "Registration Statement." Any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement and the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" of the Registration Statement means (i) the date and time as of which such registration statement was declared effective by the Commission or (ii) the later of (A) the date on which the most recent post-effective amendment or amendments thereto, if any, became or become effective and (B) the date of filing of the Guarantor's most recent Annual Report on Form 10-K, if such filing occurs after the date set forth in clause (i) above. "Effective Date" means the date of the Effective Time. "Base Prospectus" means the prospectus (including all documents incorporated therein by reference) relating to the Registration Statement, in the form in which such prospectus has most recently been filed, or transmitted for filing, with the Commission on or prior to the date hereof (but without regard to any prospectus supplement relating specifically to securities other than the Securities); and "Prospectus" means the Base Prospectus together with the prospectus supplement (including all documents incorporated therein by reference) specifically relating to the Securities, as such prospectus supplement is first filed with the Commission on or after the date hereof pursuant to Rule 424(b) under the Act; provided however, that if a previously unfiled form of prospectus with an issue date later than the issue date of the Base Prospectus is to be filed with the Commission together with the prospectus supplement relating to the Securities, then "Prospectus" means such new form of prospectus (including all documents incorporated therein by reference) together with such prospectus supplement (including all documents incorporated therein by reference) as first filed with the Commission on or after the date hereof pursuant to Rule 424(b) under the Act. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after the date hereof of any document deemed to be incorporated therein by reference.

                  (b) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"); and the Guarantor is not required to register as a foreign corporation in any jurisdiction in order to conduct the business presently conducted by it.

                  (c) The Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Corporation is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (d) Each subsidiary of the Guarantor which is a significant subsidiary as defined in Rule 405 of Regulation C of the rules and regulations under the Act (each, a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation or a bank in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and, except as otherwise disclosed in the Prospectus and except for directors' qualifying shares, is owned by the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity or, if such is not the case, that any such security interest, mortgage pledge, lien, encumbrance, claim or equity, when exercised, enforced or otherwise asserted, will not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise.

                  (e) The Issuer has been duly formed and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus.

                  (f) All of the outstanding beneficial interests of the Issuer have been duly authorized and validly issued and are fully paid and nonassessable undivided beneficial interests in the assets of the Issuer; the holders of such beneficial interests of the Issuer have no preemptive or other rights to acquire Capital Securities or Common Securities; and there are no restrictions on transfers of the Securities.

                  (g) (i) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, on the date of this Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus and any amendments and supplements to the Registration Statement or the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) as of the Closing Date, the Registration Statement, the Prospectus and any amendments or supplements to the Registration Statement or the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Guarantor by any Underwriter specifically for use therein.

                  (h) The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the Act and the Rules and Regulations.

                  (i) The consolidated financial statements and any supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                  (j) This Agreement has been duly authorized, executed and delivered by each of the Guarantor, the Corporation and the Issuer.

                  (k) The Declaration has been duly authorized by the Guarantor and the Corporation; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Declaration will have been duly executed and delivered by the Guarantor and the Corporation and will constitute a valid and legally binding instrument of the Guarantor and the Corporation enforceable against the Guarantor and the Corporation in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (l) The Guarantee Agreement has been duly authorized by the Guarantor and the Corporation; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Guarantee Agreement will have been duly executed and delivered by the Guarantor and the Corporation, and will constitute a valid and legally binding instrument of the Guarantor and the Corporation, enforceable against the Guarantor and the Corporation in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (m) The Capital Securities have been duly authorized; when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Capital Securities will (i) have been validly issued and fully paid, (ii) represent nonassessable undivided beneficial interests in the assets of the Issuer, (iii) be entitled to the benefits of the Declaration and (iv) conform to the description thereof contained in the Prospectus; the issuance of the Capital Securities is not subject to preemptive or other similar rights; and the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

                  (n) The Common Securities have been duly authorized; when the Common Securities are delivered and paid for on the Closing Date, such Common Securities will (i) have been validly issued and fully paid,
         (ii) represent nonassessable undivided beneficial interests in the assets of the Issuer, (iii) be entitled to the benefits of the Declaration and (iv) conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date, all of the issued and outstanding Common Securities of the Issuer will be directly owned by the Corporation free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (o) The Indenture has been duly authorized by the Corporation and the Guarantor; and when the Debentures and the Debenture Guarantees are delivered and paid for on the Closing Date, the Indenture will have been duly executed and delivered by the Corporation and the Guarantor, such Debentures will have been duly executed, authenticated, issued and delivered, such Debenture Guarantees will have been duly executed, issued and delivered and such Debentures and Debenture Guarantees will conform to the description thereof contained in the Prospectus and the Indenture, such Debentures and the Debenture Guarantees will constitute valid and legally binding obligations of the Corporation and the Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (p) The Expense Agreement to be entered into by the Guarantor, the Corporation and the Property Trustee (the "Expense Agreement") has been duly authorized by the Corporation and the Guarantor; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Expense Agreement will have been duly executed and delivered by the Corporation and the Guarantor and will constitute a valid and legally binding instrument of the Corporation and the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (q) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

                  (r) Neither the Guarantor, the Corporation nor any of the Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; the execution, delivery and performance of the Operative Documents by the Guarantor, the Corporation or the Issuer and the consummation of the transaction contemplated thereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor, the Corporation, the Issuer or any of the Significant Subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Guarantor, the Corporation, the Issuer or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Guarantor, the Corporation, the Issuer or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Guarantor, the Corporation or any such subsidiary or any law, administrative regulation or administrative or court order or decree which breach, default, imposition or violation would, in each case, have a material adverse effect on the Guarantor and its subsidiaries taken as a whole; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Guarantor, the Corporation or the Issuer of the transactions contemplated by the Operative Documents, except such as have already been obtained or as may be required under the Act or the rules and regulations thereunder (which have been obtained), the Trust Indenture Act or state securities or Blue Sky laws.

                  (s) Except as may be set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Guarantor, threatened against or affecting, the Guarantor or any of its subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, or might materially and adversely affect the consummation of this Agreement; and there are no contracts or documents of the Guarantor or any of its subsidiaries which are required to be filed or incorporated by reference as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed or incorporated by reference.

                  (t) The Guarantor, the Corporation and the Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such certificates, authorities or permits as are not material to the business, operations, financial condition or income of the Guarantor, the Corporation or the Significant Subsidiaries; and neither the Guarantor, the Corporation nor any of the Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Guarantor and its subsidiaries considered as one enterprise.

                  (u) Neither the Issuer, the Guarantor nor the Corporation is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, none of them will be, an "investment company" or a company "controlled" by an investment company as defined in the United States Investment Company Act of 1940 (the "Investment Company Act").

         3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuer agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Issuer, at a purchase price of U.S.$1,000 per Capital Security plus accumulated distributions, if any, from February 5, 1997 to the Closing Date, the respective liquidation amounts of Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Corporation will deliver against payment of the purchase price the Capital Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Capital Securities shall be made by the Underwriters in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to Credit Suisse First Boston Corporation ("CSFBC") by the Corporation at a bank acceptable to CSFBC drawn to the order of the Issuer at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York New York 10017, at 10:00 A.M. (New York time), on February 5, 1997 or at such other time not later than seven full business days thereafter as CSFBC and the Corporation determine, such time being herein referred to as the "Closing Date," against delivery to the Property Trustee as custodian for DTC of the Global Securities representing all of the Capital Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

         As compensation for the Underwriters' commitment and in view of the fact that the proceeds of the sale of the Capital Securities and the Common Securities will be used to purchase the Debentures, the Corporation will pay, on the Closing Date, to each Underwriter a commission of $10.00 per Capital Security purchased by such underwriter on the Closing Date by wire transfer of immediately available funds to bank accounts designated by CSFBC.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Guarantor, the Corporation and the Issuer. Each of the Guarantor, the Corporation and the Issuer, jointly and severally, agree with the Underwriters that:

                  (a) The Guarantor will file the Prospectus (or if permitted by Rule 424(c) under the Act, the prospectus supplement relating to the Securities which forms a part thereof) with the Commission pursuant to and in accordance with Rule 424(b)(4) within the time periods prescribed. The Guarantor will advise you promptly of any such filing pursuant to Rule 424(b).

                  (b) The Guarantor will furnish the each Underwriter, without charge, a certified copy of the Registration Statement including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in paragraph (d) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as CSFBC may reasonably request.

                  (c) The Guarantor will advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus (other than a supplement relating solely to an offering of securities other than the Securities), and prior to amending or supplementing the Regis-tration Statement or the Prospectus with respect to the Securities, the Guarantor will furnish CSFBC with a copy of each such proposed amendment or supplement.

                  (d) If at any time after the public offering of the Securities, in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Prospectus will comply with law, as the case may be. Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (e) As soon as practicable, but not later than the Availability Date (as defined below), the Guarantor will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Closing Date, except that, if such fourth fiscal quarter is the last quarter of the Guarantor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (f) The Guarantor will arrange for the qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as CSFBC shall reasonably request and to pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification, the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as CSFBC may reasonably designate, the printing of any memoranda concerning the aforesaid qualification or eligibility and the rating of the Securities by securities rating services.

                  (g) During the period of five years hereafter, the Guarantor will furnish to CSFBC, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Guarantor will furnish to CSFBC (i) as soon as available, a copy of each report and any definitive proxy statement of the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Guarantor or the Corporation as CSFBC may reasonably request.

                  (h) The Corporation will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for the filing fee incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Securities, for any travel expenses of the Corporation's officers and employees and any other expenses of the Corporation in connection with attending or hosting meetings with prospective purchasers of the Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (i) During the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the Closing Date or (ii) the termination of trading restrictions on the Securities, as determined by CSFBC, not to offer, sell, contract to sell or otherwise dispose of any Securities, any other beneficial interests in the assets of the Issuer or any preferred securities or any other securities of any issuer trust or the Corporation which are substantially similar to the Securities, including any guarantees of such securities, or any securities convertible or exchangeable for or representing the right to receive preferred securities or any such substantially similar securities of either any issuer trust or the Corporation, without the prior written consent of the CSFBC, except for the Securities offered in connection with this Agreement.

         6. Conditions of the Obligation of the Underwriters. The obligation of the Underwriters to purchase and pay for the Capital Securities will be subject to the accuracy of the representations and warranties on the part of the Guarantor, the Corporation and the Issuer herein, to the accuracy of the statements of officers of the Guarantor, the Corporation and the Issuer made pursuant to the provisions hereof, to the performance by the Guarantor, the Corporation and the Issuer of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) CSFBC shall have received a letter, dated the Closing Date, of Price Waterhouse confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) In their opinion the financial statements
                  examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statements;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Guarantor, inquiries of officials of the Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                     (A) any unaudited financial statements included in the
                         Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                     (B) at the date of the latest available balance sheet
                         read by such accountants, or at a subsequent specified date not more than three business days prior to the Closing Date, there was any decrease in the capital stock or any increase in long-term debt of the Guarantor and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was anydecrease in consolidated total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                     (C) for the period from the date of the  latest income
                         statement included in the Prospectus to the closing date of the latest available income statement read by such accountants and to a subsequent specified date not more than three business days prior to the Closing Date there were any decreases, as compared with the corresponding periods of the previous year, in consolidated revenues, net interest income, consolidated net income or in the ratio of earnings to fixed charges;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus disclose have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Guarantor and its subsidiaries subject to the internal controls of the Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection all financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

         (b) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Guarantor, the Corporation or CSFBC, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Guarantor or its subsidiaries considered as one enterprise which, in the judgment of a majority in interest of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities;
(ii) any downgrading in the rating of any debt securities of the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, Puerto Rico or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

         (d) CSFBC shall have received an opinion, dated the Closing Date, of Puerto Rican counsel for the Guarantor, in form and substance reasonably satisfactory to counsel to the Underwriters, to the effect that:

                  (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Puerto Rico;

                  (ii) The Guarantor has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

                  (iii) The Guarantor is not required to register as a foreign corporation in any jurisdiction in order to conduct the business presently conducted by it;

                  (iv) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation or a bank in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the best of such counsel's knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business; except where the failure to so qualify and be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries taken as a whole;

         and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and, except for directors' qualifying shares, is owned, directly or through such subsidiaries, by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (v) The Indenture has been duly authorized, executed and delivered by the Corporation and the Guarantor; the Debentures have been duly authorized, executed, authenticated, issued and delivered, the Debenture Guarantees have been duly authorized, executed, issued and delivered; and (x) the Indenture and the Debentures constitute valid and legally obligations of the Corporation and (y) the Indenture and the Debenture Guarantees constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (vi) Each of the Declaration, the Guarantee Agreement and the Expense Agreement has been duly authorized, executed and delivered by the Guarantor and the Corporation, respectively, and each of the Guarantee Agreement and the Expense Agreement constitutes a valid and legally binding obligation of the Corporation and the Guarantor, respectively, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (vii) This Agreement has been duly authorized, executed and delivered by the Guarantor, the Corporation and the Issuer;

                  (viii) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Guarantor under the federal laws of the United States and the laws of the Commonwealth of Puerto Rico for the issuance, sale and delivery of the Capital Securities to or through the Underwriters have been obtained or made; provided, however, that, for purposes of this paragraph (viii), such counsel need express no opinion with respect to state securities laws;

                  (ix) To the best of such counsel's knowledge, neither the Guarantor, the Corporation nor any of the Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note or lease known to such counsel to which it or any of them is a party or by which their properties may be bound;

                  (x) The issuance of the Capital Securities in accordance with the Operative Documents does not, and the sale of the Capital Securities to the Underwriters pursuant to this Agreement and the performance by the Guarantor, the Corporation or the Issuer of their respective obligations under the Operative Documents will not (a) violate the articles of incorporation or by-laws of the Guarantor or
         (b) violate any existing Federal law of the United States or any law of the Commonwealth of Puerto Rico or any administrative regulation or administrative or court decree applicable to the Guarantor or (c) conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor, pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which the Guarantor is a party or by which it may be bound, or to which any of the property or assets of the Guarantor is subject, which breach, default, imposition or violation would, in each case, have a material adverse effect on the Guarantor and its subsidiaries taken as a whole; provided, however, that, for purposes of this paragraph (x), such counsel need express no opinion with respect to Federal or state securities laws, other anti-fraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws, and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries; provided, further, that insofar as performance by the Guarantor, the Corporation or the Issuer of their respective obligations under the Operative Documents and the Securities are concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights or general equity principles;

                  (xi) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Guarantor or any of its subsidiaries is a party or to which any of its property or assets is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business of the Guarantor or any such subsidiary, are, considered in the aggregate, not material;

                  (xii) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof or references thereto are correct in all material respects;

                  (xiii) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and (ii) no proceedings therefor have been initiated or threatened by the Commission;

                  (xiv) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements, schedules and other financial data included or incorporated by reference therein as to which no opinion need be rendered by such counsel) complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the regulations under each of those acts;

                  (xv) Each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied when filed as to form in all material respects with the Exchange Act and the rules and regulations thereunder; and

                  (xvi) Such counsel confirms that, in her opinion, nothing has come to her attention in the course of her review that has caused her to believe that any part of the Registration Statement, when such part became effective (within the meaning of the Act) or at the Closing Date, as the case may be, contains or contained any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus, at the time of filing of the Prospectus pursuant to Rule 424(b) or at the Closing Date, contains or contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may say that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that she does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "ERISA Considerations," "Supervision and Regulation" and the appropriate sections in the Prospectus describing the Securities offered thereby, insofar as they relate to provisions of documents therein described and that she does not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement and the Prospectus, as to the statement of the eligibility and qualification of the Trustee under the Indenture; and that her letter is furnished as counsel for the Guarantor to the Underwriters and is solely for the benefit of the Underwriters.

         Such counsel may base her opinions, as to certain questions of fact, on certificates of officers of the Guarantor, the Corporation or the Issuer and may rely as to all matters relating to the laws of the State of New York upon the opinion of Sullivan & Cromwell.

         (e) CSFBC shall have received an opinion, dated the Closing Date, of Sullivan & Cromwell, counsel for the Guarantor, in form and substance reasonably satisfactory to counsel to the Underwriters, to the effect that:

                  (i) The Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956;

                  (ii) The Indenture has been duly authorized, executed and delivered by the Corporation and duly qualified under the Trust Indenture Act; the Debentures have been duly authorized, executed, authenticated, issued and delivered; the Debenture Guarantees have been duly authorized, executed, issued and delivered; and (x) the Indenture and the Debentures constitute valid and legally binding obligations of the Corporation and (y) the Indenture and the Debenture Guarantees constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iii) Each of the Declaration, the Guarantee Agreement and the Expense Agreement has been duly authorized, executed and delivered by the Guarantor or the Corporation, respectively, and each of the Guarantee Agreement and the Expense Agreement constitutes a valid and legally binding obligation of the Corporation and the Guarantor, respectively, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iv) This Agreement has been duly authorized, executed and delivered by the Guarantor, the Corporation and the Issuer;

                  (v) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Guarantor under the federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Capital Securities to or through the Underwriters have been obtained or made;

                  (vi) The issuance of the Securities in accordance with the Operative Documents and the sale of the Capital Securities to the Underwriters pursuant to this Agreement do not, and the performance by the Guarantor, the Corporation and the Issuer of their respective obligations under the Operative Documents and the Capital Securities will not, violate any existing federal law of the United States applicable to the Guarantor, the Corporation or the Issuer; provided, however, that, for the purposes of this paragraph (vi), such counsel need express no opinion with respect to federal or state securities laws, other anti-fraud laws, fraudulent transfer laws, the Employee Retirement Income Security Act of 1974 and related laws, and laws that restrict transactions between United States persons and citizens or residents of certain foreign countries; provided, further, that insofar as performance by the Guarantor, the Corporation and the Issuer of their respective obligations under the Operative Documents and the Capital Securities is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                  (vii) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and (ii) no proceedings therefor have been initiated or threatened by the Commission;

                  (viii) Neither the Guarantor, the Corporation nor the Issuer is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, an "investment company" or a company "controlled" by an investment company as defined in the Investment Company Act; and

                  (ix) As counsel to the Guarantor, the Corporation and the Issuer such counsel has reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Underwriters and those of the Guarantor, the Corporation and the Issuer and its accountants, and advised the Guarantor as to the requirements of the Act and the applicable rules and regulations thereunder, and on the basis of the information that such counsel gained in the course of the performance of their services considered in the light of their understanding of the applicable law, including the requirements of Form S-3 and the character of the prospectus contemplated thereby, and the experience they have gained through their practice under the Act, such counsel confirm that, in their opinion, each part of the Registration Statement, when such part became effective, and the Prospectus, at the time of filing of the Prospectus pursuant to Rule 424(b), appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act, the Trust Indenture Act, and the applicable rules and regulations of the Commission thereunder; and that nothing that came to their attention in the course of their review that has caused them to believe that any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, that nothing has come to their attention in the course of the procedures described in the second sentence of this paragraph that has caused them to believe that the Prospectus, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such counsel may say that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except (i) for those made under the appropriate sections in the Prospectus describing the Securities offered thereby, insofar as they relate to provisions of documents therein described, and (ii) the accuracy of the descriptions of the Federal laws of the United States contained in the Registration Statement and the Prospectus under the captions "ERISA Considerations," "Certain Federal Income Tax Consequences" and "Supervision and Regulation" and that they do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement, the Prospectus, as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued and that their letter is furnished as counsel for the Guarantor to the Underwriters and is solely for the benefit of the Underwriters.

         Such counsel may base their opinions, as to certain questions of fact, on certificates of officers of the Guarantor, the Corporation or the Issuer and may rely as to all matters relating to the laws of the Commonwealth of Puerto Rico upon the opinion of Brunilda Santos de Alvarez, Esq.

         (f) CSFBC shall have received an opinion, dated the Closing Date, of Sullivan & Cromwell, special United States tax counsel to the Guarantor, the Corporation and the Issuer, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that it confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences."

         (g) CSFBC shall have received an opinion, dated the Closing Date, of Richards, Layton & Finger, special counsel to the Guarantor and special counsel to the Issuer, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect set forth below.

                  (i) The Issuer has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Issuer as a business trust have been made.

                  (ii) Under the Delaware Act and the Declaration, the Issuer has the trust power and authority to own its property and conduct its business, all as described in the Prospectus.

                  (iii) The Declaration constitutes a valid and binding obligation of the Guarantor, the Corporation and the Trustees, and is enforceable against the Guarantor, the Corporation and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (iv) Under the Delaware Act and the Declaration, the Issuer has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities.

                  (v) Under the Delaware Act and the Declaration, the execution and delivery by the Issuer of this Agreement, and the performance by the Issuer of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Issuer.

                  (vi) The Capital Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the assets of the Issuer and are entitled to the benefits of the Declaration. The holders of the Capital Securities, as beneficial owners of the Issuer, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Capital Securities and the issuance of replacement certificates for Capital Securities, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

                  (vii) Under the Delaware Act and the Declaration, the issuance of the Capital Securities is not subject to preemptive rights.

                  (viii) The issuance and sale by the Issuer of the Capital Securities, the execution, delivery and performance by the Issuer of this Agreement, the consummation by the Issuer of the transactions contemplated hereby and compliance by the Issuer with its obligations hereunder, and the performance by the Corporation, as sponsor, of its obligations under the Declaration (A) do not violate (i) any of the provisions of the certificate of trust of the Issuer or the Declaration or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency.

                  (ix) Assuming that the Issuer derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Issuer, and the Issuer will not be liable for any income tax imposed by the State of Delaware.

         (h) CSFBC shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Guarantor and the Corporation, the validity of the Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and the Guarantor and the Corporation shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (i) Each Underwriter shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Guarantor, the Corporation and the Issuer in this Agreement are true and correct, that each of the Guarantor, the Corporation and the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements included in or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the

         Guarantor and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         The Guarantor will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request.

         7. Indemnification and Contribution. (a) Each of the Guarantor, the Corporation and the Issuer will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Guarantor, the Corporation nor the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Guarantor by any Underwriter specifically for use therein; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Underwriter under the Act in connection with the purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the time the written confirmation of the sale of such Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless each of the Guarantor, the Corporation and the Issuer against any losses, claims, damages or liabilities to which any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Guarantor by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor, the Corporation and the Issuer on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor, the Corporation and the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Guarantor, the Corporation and the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters from the Guarantor under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor, the Corporation, the Issuer or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Guarantor, the Corporation and the Issuer under this Section shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Guarantor and the Corporation, to each officer of the Guarantor or the Corporation who has signed a Registration Statement and to each person, if any, who controls the Guarantor, the Corporation or the Issuer within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder and the aggregate liquidation amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total liquidation amount of the Securities, you may make arrangements satisfactory to the Guarantor for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to you and the Guarantor for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non- defaulting Underwriter, the Guarantor, the Corporation or the Issuer, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Guarantor, the Corporation or the Issuer or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Guarantor, the Corporation, the Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or for any reason the purchase of the Securities by the Underwriters is not consummated, the Guarantor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Guarantor, the Corporation, the Issuer and the Underwriters pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Guarantor will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by them in connection with the offering of the Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Investment Banking Department -- Transactions Advisory Group or, if sent to the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico 00918, Attention: Controller or, if sent to the Corporation or the Issuer, will be mailed, delivered or telegraphed and confirmed to it care of BanPonce Financial Corp., 521 Fellowship Road, Mt. Laurel, New Jersey 08054, with a copy to the Guarantor at the address stated herein.

         11. Representation of Underwriters. Any action under this Agreement taken by you jointly or by CSFBC will be binding upon all the Underwriters.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         The Guarantor hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Guarantor one of the counterparts hereof, whereupon it will become a binding agreement among the Guarantor, the Corporation, the Issuer and the several Underwriters in accordance with its terms.

                                             Very truly yours,

                                             BANPONCE CORPORATION

                                             By: /s/ Jorge A. Junquera
                                                -------------------------------
                                                Name:  Jorge A. Junquera
                                                Title: Senior Executive Vice
                                                        President



                                             BANPONCE FINANCIAL CORP.

                                             By: /s/ Jorge A. Junquera
                                                -------------------------------
                                                Name:  Jorge A. Junquera
                                                Title: President


                                             BANPONCE TRUST I

                                             By BANPONCE FINANCIAL CORP.,
                                             Depositor

                                             By: /s/ Jorge A. Junquera
                                                -------------------------------
                                                Name:  Jorge A. Junquera
                                                Title: President



The foregoing Underwriting Agreement
  is hereby confirmed and accepted
  as of the date first above
  written.


CREDIT SUISSE FIRST BOSTON
  CORPORATION


   By: /s/ Oliver Sarkozy
      --------------------------------
      Name:  Oliver Sarkozy
      Title: Director

                                   SCHEDULE A





                                   Underwriter
                                   -----------

                                                                 Number of
                                                                Securities
                                                                -----------

Credit Suisse First Boston Corporation.....................        75,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated                 75,000





















                                                             -----------------
         Total.............................................       150,000
                                                             -----------------
                                                             -----------------